                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                November 26, 2001
                                -----------------
                Date of Report (Date of earliest event reported)


                            OSI PHARMACEUTICALS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


              DELAWARE                               0-15190               13-3159796
     ------------------------------                  -------             --------------
    (State or other jurisdiction of               (Commission           (I.R.S. Employer
            incorporation)                         File Number)         Identification No.)


                              58 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747
                     --------------------------------------
                    (Address of principal executive offices)



                                 (631) 962-2000
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                          -----------------------------
                         (Former name or former address,
                         if changed since last report.)
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ITEM 5.  OTHER EVENTS

         On November 26, 2001, OSI Pharmaceuticals, Inc., a Delaware corporation (the "Company") signed an agreement to acquire certain assets related to the oncology business of Gilead Sciences, Inc., (Nasdaq: GILD), a Delaware corporation, for $130 million in cash and $40 million in shares of the Company's common stock. Details regarding the transaction are contained in the Company's press release, dated November 26, 2001, which is attached as Exhibit 99 and incorporated herein by reference.

ITEM 7.  EXHIBITS

      EXHIBIT NO.                             DESCRIPTION

         99                      Press release, dated November 26, 2001.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 11, 2001                 OSI PHARMACEUTICALS, INC.


                                    By:    /s/ Robert L. Van Nostrand
                                           -------------------------------------
                                           Robert L. Van Nostrand
                                           Vice President and Chief Financial
                                           Officer (Principal Financial Officer)
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                                  EXHIBIT INDEX

     EXHIBIT NO.                             DESCRIPTION

         99                    Press release, dated November 26, 2001.